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                                  FORUM FUNDS

                               STEEPLEVIEW FUND

                     Supplement Dated December 20, 2006 to
     Prospectus Dated October 3, 2005 as Supplemented on January 12, 2006

 THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
   IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

     1.  CHANGE OF PORTFOLIO MANAGER (EFFECTIVE DECEMBER 31, 2006)

     Effective December 31, 2006, William G. Spears will no longer be a portfolio manager of SteepleView Fund. Therefore, the sub-section of the prospectus entitled "Management - Portfolio Managers" appearing on page 6 of the prospectus is hereby amended by deleting all references to "William
     G. Spears" in the first paragraph and deleting the second paragraph in that sub-section in its entirety.

     Christopher C. Grisanti, Vance C. Brown and Jared S. Leon will continue to manage the portfolio utilizing a team-based approach.

     2.  ADVISER NAME CHANGE (EFFECTIVE JANUARY 1, 2007)

     On January 1, 2007, Spears Grisanti & Brown LLC, the Adviser to the SteepleView Fund, will be changing its name to Grisanti Brown & Partners LLC. All references to Spears Grisanti & Brown LLC in the Prospectus, and any supplements thereto, shall be deemed to be references to Grisanti Brown & Partners LLC.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE